Provident Financial Holdings, Inc.

Fourth Quarter of Fiscal 2022

June 30, 2022

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to, the expected or potential impact of the novel coronavirus (COVID-19) pandemic; increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to buy or sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission, which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2023 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$14.83
52-Week Range:	$13.76 - $18.25
Shares Outstanding:	7,285,184 shares
Market Capitalization:	$108.0 million
P/E (ttm):	12.16x
Diluted EPS (ttm):	$1.22
Annual Dividend & Yield:	$0.56 (3.78%)
As of June 30, 2022	

Franchise Overview



Lancaster
Palmdale
Victorville
Hesperia
Barstow
Santa Barbara
Santa Clarita
Ventura
Oxnard
Simi Valley
Thousand Oaks
Burbank
Pasadena
Glendale
Pomona
Fontana
San Bernardino
Los Angeles
East Los Angeles
Ontario
Downey
Norwalk
Torrance
Fullerton
Orange
Garden Grove
Santa Ana
Huntington Beach
Costa Mesa
Banning
Hemet
Palm Springs
Indio
La Quinta
Coachella
Yucca Valley
Oceanside
Escondido
Carlsbad
San Diego
Chula Vista
Tijuana
Tecate
Calexico
Mexicali
El Centro
Brawley
Colorado Desert
Salton Sea
Needles
Bullhead City
Lake Havasu City
Parker
Blythe
Quartzsite
Yuma
San Luis Rio Colorado
Sonoran Desert
bing

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orange Crest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- ➤ Largest independent community bank headquartered in Riverside County, California
- ➤ Expanding customer base and market
- ➤ Eleventh largest deposit market share in Riverside County; third largest deposit market share of community banks

Financial Performance

Developments

- Net Income increases approximately 45% (sequential quarter)
- Net Interest Margin increases 32 basis points (sequential quarter)
- Net Interest Income increases approximately 13% (sequential quarter)
- Non-Interest Income increases approximately 5% (sequential quarter)
- Operating Expenses decrease approximately 7% (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$7.5
$7.4
$7.9
$7.7
$7.5
$8.5
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22

Non-Interest Income



(In Millions)
$2.0
$1.5
$1.0
$0.5
$0.0
$1.2
$1.2
$1.1
$1.4
$1.1
$1.2
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22

Operating Expenses



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.9
$4.9
$5.7
$6.9
$6.9
$6.4
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Earnings


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$1.7
$3.7
$3.3
$2.1
$1.8
$3.2
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22

Pre-Tax Income


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$1.9
$4.4
$3.6
$3.2
$2.4
$3.6
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22

Quarterly Net Income


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$1.6
$3.3
$2.7
$2.3
$1.7
$2.5
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22

Diluted Earnings Per Share


$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.21
$0.44
$0.35
$0.30
$0.23
$0.34
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22

Financial Ratios

Net Interest Margin



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.60%
2.54%
2.71%
2.64%
2.61%
2.93%
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22

Efficiency Ratio



90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
79.82%
57.12%
63.28%
76.39%
79.74%
66.68%
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22

Return on Average Assets



1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.53%
1.12%
0.89%
0.76%
0.57%
0.83%
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22

Return on Average Equity



12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
4.99%
10.65%
8.39%
7.11%
5.33%
7.72%
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22

Balances and Activity

Developments

- Loans Held for Investment balance increases by approximately 5% (sequential quarter)
- Yield on Loans Held for Investment increases six basis points from March 31, 2022
- Total Deposits balance decreases by approximately 1% (sequential quarter)
- Deposit costs remain unchanged from March 31, 2022
- Total Borrowings balance increases by approximately 6% (sequential quarter)
- Borrowing costs decline four basis points from March 31, 2022

Loan to Investment Mix



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$243
$227
$209
$208
$198
$188
$840
$851
$859
$852
$894
$940
03/31/21
06/30/21
09/30/21
12/31/21
03/31/22
06/30/22
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$483
$254
$100
$484
$268
$95
$490
$275
$92
$466
$290
$91
$469
$328
$91
$465
$378
$90
03/31/21
06/30/21
09/30/21
12/31/21
03/31/22
06/30/22
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$61
$93
$61
$65
$94
$86
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 06/30/22	Interest Rate	Balance as of 06/30/21	Interest Rate
Single-Family	$ 378,234	3.34%	$ 268,272	3.42%
Multi-Family	464,676	4.05%	484,408	4.09%
Commercial Real Estate	90,429	4.61%	95,279	4.68%
Construction	3,216	3.62%	3,040	5.84%
Other	123	5.25%	139	5.25%
Commercial Business	1,206	6.66%	849	6.39%
Consumer	86	15.00%	95	15.00%
Total Loans Held for Investment	$ 937,970	3.82%	$ 852,082	3.96%
Advance Payments of Escrows	47		157	
Deferred Loan Costs, net	7,539		6,308	
Allowance for Loan Losses	(5,564)		(7,587)	
Total Loans Held for Investment, net	$ 939,992		$ 850,960	

Loan Composition as of 06/30/22



Other 0%
Construction 0%
Commercial Business 0%
Commercial Real Estate 10%
Consumer 0%
Multi-Family 50%
Single-Family 40%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$111
$101
$90
$80
$80
$85
$146
$140
$135
$132
$127
$121
$787
$798
$821
$825
$837
$834
03/31/21
06/30/21
09/30/21
12/31/21
03/31/22
06/30/22
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 06/30/2022	Rate	At 06/30/2021	Rate
Checking Accounts - Non Interest-Bearing	$ 125,089	- %	$ 123,179	- %
Checking Accounts - Interest-Bearing	335,788	0.04%	327,388	0.04%
Savings Accounts	333,581	0.05%	307,299	0.05%
Money Market Accounts	39,897	0.17%	39,670	0.15%
Time Deposits	121,149	0.52%	140,437	0.71%
Total Deposits	$ 955,504	0.11%	$ 937,973	0.15%
Brokered Deposits Included Above	$ -	- %	$ -	-%

Deposit Composition at 06/30/22



13%
13%
4%
35%
35%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 06/30/2022	Rate	At 06/30/2021	Rate
Overnight	$ 5,000	1.66%	$ -	-
Three Months or Less	20,000	1.75%	10,983	1.88%
Over Three to Six Months	-	-	-	-
Over Six to Twelve Months	10,000	2.25%	10,000	2.20%
Over One to Two Years	30,000	2.25%	30,000	1.92%
Over Two to Three Years	20,000	2.70%	30,000	2.25%
Over Three to Four Years	-	-	20,000	2.70%
Over Four to Five Years	-	-	-	-
Over Five Years	-	-	-	-
Total Borrowings	$ 85,000	2.20%	$ 100,983	2.19%

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio declines to 0.12% at June 30, 2022
- $411,000 Recovery from the Allowance for Loan Losses
- No REO
- Early-Stage Delinquencies remain at very low levels
- No loans in Forbearance status at June 30, 2022

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
(In Thousands)
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	03/31/21	06/30/21	09/30/21	12/31/21	03/31/22	06/30/22
Non-Performing Assets	$9,759	$8,646	$6,616	$2,802	$1,996	$1,423
NPA to Total Assets	0.82%	0.73%	0.55%	0.24%	0.17%	0.12%
ALLL to LHI	0.98%	0.88%	0.86%	0.77%	0.66%	0.59%

(Recovery) Provision for Loan Losses



(In Thousands)
$500
$250
$-
$(250)
$(500)
$(750)
$(1,000)
$(1,250)
$(200)
$(767)
$(339)
$(1,067)
$(645)
$(411)
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22

Non-Performing Asset Composition 06/30/22



0%
0%
0%
0%
0%
0%
100%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,346
$7,587
$7,413
$6,608
$5,969
$5,564
03/31/21
06/30/21
09/30/21
12/31/21
03/31/22
06/30/22

ALLL Allocation as of 06/30/22



0%
0%
1%
0%
25%
15%
59%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

(Dollars In Thousands)	At June 30, 2022				At June 30, 2021			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	-	$ -	7	$ 1,423	-	$ -	27	$ 7,865
Multi-Family	-	-	-	-	-	-	1	781
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	-	$ -	7	$ 1,423	-	$ -	28	$ 8,646

Net Charge-Offs (Recoveries)



(In Thousands)
$50
$-
$(50)
$(100)
$(150)
$(200)
$(250)
$(300)
$(8)
$(8)
$(165)
$(262)
$(6)
$(6)
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22

Asset Quality

Geographic Location

Category	Inland Empire		Southern California [1]		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 126,638	34%	$ 112,549	30%	$ 138,767	36%	$ 280	0%	$ 378,234	100%
Multi-Family	63,764	14%	275,642	59%	124,993	27%	277	0%	464,676	100%
Commercial Real Estate	20,450	23%	41,128	45%	28,851	32%	-	0%	90,429	100%
Construction	3,157	98%	59	2%	-	0%	-	0%	3,216	100%
Other	-	0%	123	100%	-	0%	-	0%	123	100%
Total	$ 214,009	23%	$ 429,501	46%	$ 292,611	31%	$ 557	0%	$ 936,678	100%

[1] Other than Inland Empire.

Geographic Location 06/30/22



0%
23%
31%
46%
Inland Empire
Southern California (1)
Other California
Other States

[1] Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2014 & Prior	2015	2016	2017	2018	2019	2020	2021	YTD 2022	TOTAL
Loan Balance (In Thousands)	$31,922	$3,031	$5,910	$12,517	$11,392	$18,896	$21,944	$153,788	$116,981	$376,381
Weighted Avg. LTV (1)	48%	56%	51%	64%	62%	53%	62%	64%	71%	64%
Weighted Avg. Age (In Years)	16.50	7.19	5.84	5.08	4.07	2.99	1.95	0.97	0.21	2.57
Weighted Avg. FICO (2)	728	735	749	730	749	762	750	764	767	759
Number of Loans	182	4	16	22	26	41	33	201	168	693
Geographic Breakdown (%)										
Inland Empire	35%	6%	12%	37%	39%	11%	13%	36%	38%	33%
Southern California (3)	52%	89%	55%	59%	53%	60%	34%	19%	24%	30%
Other California	12%	5%	33%	4%	8%	29%	53%	45%	38%	37%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2014 & Prior	2015	2016	2017	2018	2019	2020	2021	YTD 2022	TOTAL
Loan Balance (In Thousands)	$33,770	$25,123	$42,894	$33,618	$39,085	$70,958	$75,727	$56,149	$47,352	$424,676
Weighted Avg. LTV (1)	42%	43%	40%	44%	43%	46%	50%	49%	43%	46%
Wt. Avg. Debt Coverage Ratio (2)	1.83x	1.89x	1.73x	1.68x	1.57x	1.60x	1.57x	1.77x	1.62x	1.68x
Weighted Avg. Age (In Years)	10.32	6.94	5.85	5.06	4.06	2.92	1.96	1.02	0.25	3.37
Weighted Avg. FICO (3)	755	752	764	750	752	761	760	760	759	759
Number of Loans	71	53	57	61	59	82	79	114	58	634
Geographic Breakdown (%)										
Inland Empire	23%	17%	9%	19%	14%	12%	15%	15%	6%	14%
Southern California (4)	45%	49%	56%	63%	67%	69%	67%	50%	61%	59%
Other California	31%	34%	35%	18%	19%	19%	18%	35%	33%	27%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) At time of loan origination, borrowers and/or guarantors.

(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2014 & Prior	2015	2016	2017	2018	2019	2020	2021	YTD 2022	TOTAL (5)(6)
Loan Balance (In Thousands)	$14,103	$7,870	$8,014	$12,171	$9,640	$11,931	$7,104	$5,676	$13,920	$90,429
Weighted Avg. LTV (1)	33%	36%	43%	43%	39%	44%	38%	46%	44%	41%
Wt. Avg. Debt Coverage Ratio (2)	2.28x	1.70x	1.60x	1.56x	1.79x	1.46x	1.56x	1.77x	1.66x	1.75x
Weighted Avg. Age (In Years)	8.94	6.99	6.13	4.73	4.06	2.96	2.24	0.76	0.22	4.26
Weighted Avg. FICO (3)	754	740	776	780	762	761	731	778	765	762
Number of Loans	20	14	13	13	17	14	10	6	14	121
Geographic Breakdown (%)										
Inland Empire	58%	31%	7%	31%	6%	16%	7%	44%	0%	23%
Southern California (4)	32%	38%	50%	41%	58%	50%	47%	29%	57%	45%
Other California	10%	31%	43%	28%	36%	34%	46%	27%	43%	32%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) At time of loan origination, borrowers and/or guarantors.

(4) Other than Inland Empire.

(5) Comprised of the following: $36.5 million in Office; $19.0 million in Mixed Use ($7.1 million in Multi-Family/Retail, $5.8 million in Office/Retail, $2.6 million in Multi-Family/Office and $3.5 million in Other Mixed Use); $14.4 million in Retail; $6.7 million in Warehouse; $6.5 million in Mobile Home Park; $5.1 million in Medical/Dental Office; $1.1 million in Restaurant/Fast Food; $904 thousand in Automotive – Non-Gasoline; $373 thousand in Live/Work Unit; and $281 thousand in Light Industrial/Manufacturing.

(6) Consisting of $81.0 million or 89.5% in investment properties and $9.4 million or 10.5% in owner occupied properties.

Loans in Forbearance (06/30/2022)

(Dollars In Thousands)	Number of Loans	Loan Balance	Weighted Avg. LTV (1)	Weighted Avg. FICO (2)	Weighted Avg. Debt Coverage Ratio (3)	Weighted Avg. Forbearance Granted (4)
None	0	$ 0	- %	-	-	-
Total Loans In Forbearance	0	$ 0	- %	-	-	-

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination, borrowers and/or guarantors.

(3) At time of loan origination.

(4) In months.

Capital Management

Developments

- Strong Capital Ratios
- 3.78% cash dividend yield (approximately)
- Purchased approximately 35,000 shares of common stock in the fourth quarter of fiscal 2022

Stock Repurchase Plan Activity



(# of Shares)
125,000
100,000
75,000
50,000
25,000
-
54,707
50,275
49,764
102,762
69,271
35,488
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	03/31/21	06/30/21	09/30/21	12/31/21	3/31/22	6/30/22
Tier 1 Leverage Ratio	9.99%	10.19%	9.81%	10.02%	10.27%	10.47%
CET1 Ratio	18.77%	18.58%	18.90%	19.69%	19.32%	19.58%
Tier 1 Risk-Based Capital Ratio	18.77%	18.58%	18.90%	19.69%	19.32%	19.58%
Total Risk-Based Capital Ratio	20.02%	19.76%	20.12%	20.79%	20.29%	20.47%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	09/30/20	12/31/20	03/31/21	06/30/21	09/30/21	12/31/21	03/31/22	06/30/22
Price /TBV	0.71x	0.94x	1.01x	1.02x	0.98x	0.95x	0.95x	0.84x